UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 5877

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Strategic Municipal
Bond Fund, Inc.

ANNUAL REPORT November 30, 2004

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Additional Information
32	Proxy Results
33	Board Members Information
35	Officers of the Fund
37	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2003, through November 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

The Federal Reserve Board has raised short-term interest rates four times since June 2004, the U.S. labor market is strengthening, and lower federal tax rates have made tax-advantaged investments somewhat less beneficial for many investors. Nonetheless, the municipal bond market is poised to have another consecutive calendar year of positive returns. In our view, investor demand for municipal bonds has remained strong due to concerns that record energy prices and persistent geopolitical tensions may be eroding the rate of U.S. economic growth.

In uncertain markets such as these, the tax-exempt investments that are right for you depend on your current needs, future goals, tolerance for risk and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific market sectors and most suitable investments that will satisfy most effectively your tax-exempt income and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2004

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended November 30, 2004, the fund achieved a total return of 6.04% .1 Over the same period, the fund provided aggregate income dividends of $0.6120 per share, which is equal to a distribution rate of 7.28% .2

Despite rising short-term interest rates and bouts of heightened market volatility, longer-term bond yields ended the reporting period close to where they began. Moderate economic growth and persistently low inflation helped support bond prices in a market environment characterized by better fiscal conditions for many states and municipalities and a reduced volume of municipal bond issuance compared to the same period one year earlier.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund's portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

We look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond's maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund's older, higher-yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with investments consistent with the fund's investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing sluggishly and inflation remained low, helping to support higher bond prices. These relatively constructive market conditions prevailed through the first quarter of 2004. In April 2004, however, unexpected labor market gains and surging energy prices indicated that inflationary pressures might be resurfacing, leading to heightened market volatility. In fact, the municipal bond market's springtime decline rivaled the one that took place during the summer of 2003.

In late June, the Federal Reserve Board (the "Fed") raised short-term interest rates for the first time in more than four years in an effort to forestall potential inflationary pressures. Although the U.S. economy appeared to hit a "soft patch" in the summer and early fall, the Fed followed its initial rate-hike with three additional increases between August and November, driving the overnight federal funds rate from 1% to 2%. Nevertheless, longer-term municipal bonds rallied over the summer, erasing their previous losses, when inflation remained persistently low.

Municipal bonds also were positively influenced by the improving fiscal condition of many states and municipalities. Better business conditions in the recovering economy helped boost tax receipts, and many states ended their fiscal years with small budget surpluses. As a result, most issuers had less need to borrow, and a lower volume of newly issued securities provided additional support for bond prices.

In this market environment, we gradually reduced the fund's average duration from a position we considered longer than industry averages to one that was slightly shorter than average.This change was designed to protect the fund from the full brunt of rising interest rates. In addition, we continued our attempts to manage risks more effectively by diversifying the fund's holdings more broadly across issuers and maturity ranges. When making new purchases, we focused primarily on higher-quality bonds selling at modest premiums to their face values. Historically, such securities have held more of their value during market declines.

However, the fund's return was hindered during the reporting period by credit-related concerns affecting one of its holdings that was backed by revenues from a hotel and convention center in a major city. We sold the fund's position in the affected security when questions about bookings and room rates arose, avoiding further weakness.

What is the fund's current strategy?

We have continued to maintain a relatively defensive investment posture in today's rising interest-rate environment, including a modestly shorter-than-average duration and an emphasis on income-oriented bonds. In addition, we recently converted one series of the fund's auction-rate preferred notes from a one year fixed rate to a variable rate, which we believe currently offers better value for the fund's leveraging strategy.

December 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

SELECTED INFORMATION November 30, 2004 (Unaudited)
Market Price per share November 30, 2004	$8.41
Shares Outstanding November 30, 2004	48,181,284
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE) Fiscal Year Ended November 30, 2004
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 29, 2004	May 31, 2004	August 31, 2004	November 30, 2004

High	$9.22	$9.17	$8.65	$8.83
Low	8.65	7.60	7.93	8.34
Close	9.10	7.97	8.60	8.41

PERCENTAGE GAIN (LOSS) based on change in Market Price*
November 22, 1989 (commencement of operations)
through November 30, 2004	136.53%
December 1, 1994 through November 30, 2004	91.37
December 1, 1999 through November 30, 2004	53.57
December 1, 2003 through November 30, 2004	2.48
March 1, 2004 through November 30, 2004	(2.46)
June 1, 2004 through November 30, 2004	9.38
September 1, 2004 through November 30, 2004	(.48)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2003	8.90
February 29, 2004	9.10
May 31, 2004	8.56
August 31, 2004	8.81
November 30, 2004	8.79

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2004	165.26%
December 1, 1994 through November 30, 2004	98.73
December 1, 1999 through November 30, 2004	44.15
December 1, 2003 through November 30, 2004	6.04
March 1, 2004 through November 30, 2004	1.95
June 1, 2004 through November 30, 2004	6.44
September 1, 2004 through November 30, 2004	1.54

*With dividends reinvested.

STATEMENT OF INVESTMENTS November 30, 2004
	Principal
Long-Term Municipal Investments—141.7%	Amount ($)	Value ($)

Alaska—4.4%
Alaska Housing Finance Corp.:
6.25%, 6/1/2035	5,905,000	6,221,508
6.05%, 6/1/2039 (Insured; MBIA)	11,915,000	12,327,020
Arizona—1.5%
Apache County Industrial Development Authority, PCR
(Tucson Electric Power Co.) 5.85%, 3/1/2028	2,220,000	2,190,896
Maricopa County Pollution Control Corp., PCR
(El Paso Electric Co.) 6.25%, 5/1/2037	4,000,000	4,086,240
Arkansas—2.2%
Arkansas Development Finance Authority, SFMR
6.25%, 1/1/2032	3,840,000	3,987,686
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	5,000,000	5,182,100
California—10.2%
California
5.50%, 4/1/2028	5,450,000	5,781,578
California Economic Recovery
5.25%, 7/1/2014 (Insured; FGIC)	7,435,000	8,357,683
California Department of Water Resources,
Power Supply Revenue 6%, 5/1/2015	12,500,000	14,286,125
California Department of Veteran Affairs
Home Purchase Revenue 5.20%, 12/1/2028	5,000,000	5,008,850
California Health Facilities Financing Authority, Revenue
(Cedars-Sinai Medical Center) 6.25%, 12/1/2034	3,750,000	4,012,650
San Diego Unified School District Crossover
(Election 1998)
5.50%, 7/1/2023 (Insured; MBIA)	5,000,000	5,731,050
Colorado—3.6%
Colorado Health Facilities Authority, Revenue
(American Housing Foundation 1, Inc.)
8.50%, 12/1/2031	2,035,000	2,033,270
Denver City and County, Special Facilities Airport Revenue
(United Air Lines) 6.875%, 10/1/2032	2,700,000 [a]	2,065,500
Northwest Parkway Public Highway Authority, Revenue
(First Tier Subordinated) 7.125%, 6/15/2041	5,500,000	5,831,375
Silver Dollar Metropolitan District
7.05%, 12/1/2030	4,885,000	5,321,084

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut—3.7%
Connecticut Development Authority, PCR
(Connecticut Light and Power) 5.95%, 9/1/2028	9,000,000	9,511,290
Connecticut Resource Recovery Authority
(American Refunding-Fuel Company)
6.45%, 11/15/2022	4,985,000	5,091,928
Mohegan Tribe Indians Gaming Authority
Public Improvement-Priority Distribution
6.25%, 1/1/2031	1,000,000	1,059,450
District of Columbia—1.3%
Metropolitan Washington Airports Authority,
Special Facilities Revenue
(Caterair International Corp.) 10.125%, 9/1/2011	5,420,000	5,426,775
Florida—3.2%
Florida Housing Finance Corp., Housing Revenue
(Seminole Ridge Apartments)
6%, 4/1/2041 (Collateralized; GNMA)	6,415,000	6,651,328
Orange County Health Facilities Authority, Revenue:
(Adventist Health System) 6.25%, 11/15/2024	3,000,000	3,314,070
(Orlando Regional Healthcare System) 6%, 10/1/2026	3,500,000	3,675,525
Georgia—2.3%
Atlanta Airport Revenue:
5.25%, 1/1/2025 (Insured; FSA)	3,000,000	3,106,110
(Passenger Facilities Charge)
5%, 1/1/2034 (Insured; FSA)	4,000,000	4,023,440
Savannah Economic Development Authority,
Environmental Improvement Revenue
(International Paper Company) 6.20%, 8/1/2027	2,670,000	2,820,828
Idaho—.2%
Idaho Housing & Finance Association, SFMR
6.35%, 1/1/2030 (Collateralized; FNMA)	890,000	929,000
Illinois—6.5%
Chicago O'Hare International Airport General Airport
Revenue (3rd Lien B-2 XLCA) 6%, 1/1/2029	5,000,000	5,458,550
Illinois Educational Facilities Authority Revenues
(University of Chicago)
5.125%, 7/1/2038 (Insured; MBIA)	5,000,000	5,049,300
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care) 6.125%, 11/15/2022	5,000,000	5,533,400
(OSF Healthcare Systems) 6.25%, 11/15/2029	10,900,000	11,486,093

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Indiana—1.7%
Franklin Township School Building
Corporation 6.125%,
1/15/2022 (Prerefunded 7/15/2010)	6,000,000	[b]	7,020,780
Kansas—1.7%
Wyandotte County Kansas City,
Unified Government Utility Systems Revenue
5.65%, 9/1/2022 (Insured; AMBAC)	6,365,000		7,307,402
Louisiana—2.6%
Parish of De Soto, Environmental Improvement
Revenue (International Paper Co.)
6.55%, 4/1/2019	2,900,000		3,007,619
West Feliciana Parish, PCR (Entergy Gulf States):
7%, 11/1/2015	3,000,000		3,080,220
6.60%, 9/1/2028	4,700,000		4,785,211
Maryland—2.5%
Maryland Economic Development Corp.,
Student Housing Revenue
(University of Maryland)
5.75%, 10/1/2033	2,550,000		2,619,054
Maryland Industrial Development Financing
Authority, EDR (Medical Waste Associates
Limited Partnership) 8.75%, 11/15/2010	3,710,000	[c]	2,597,000
Maryland State and Local Facilities Loan
5%, 8/1/2017	5,000,000		5,399,100
Massachusetts—2.9%
Massachusetts Development Finance Agency Revenue
(WGBH Educational Foundation)
5.37%, 1/1/2042 (Insured; AMBAC)	6,500,000		6,843,265
Massachusetts Health and Educational Facilities
Authority, Revenue:
(Civic Investments) 9%, 12/15/2015	2,000,000		2,312,640
(Partners Healthcare System) 5.75%, 7/1/2032	3,000,000		3,239,280
Michigan—2.9%
Michigan Hospital Finance Authority, HR
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000	[b]	5,346,100
Michigan Strategic Fund, SWDR
(Genesee Power Station) 7.50%, 1/1/2021	7,550,000		6,792,811

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Mississippi—.8%
Mississippi Business Finance Corporation, PCR
(Systems Energy Resources, Inc.) 5.90%, 5/1/2022	3,160,000		3,187,998
Nebraska—.6%
Nebraska Investment Finance Authority, SFMR
9.814%, 3/1/2026	2,150,000	[d,e]	2,489,657
Nevada—5.7%
Clark County, IDR
(Southwest Gas Corporation):
6.50%, 12/1/2033 (Prerefunded 12/1/2004)	5,000,000	[b]	5,050,500
5%, 12/1/2033 (Insured; FGIC)	5,000,000		4,958,400
Washoe County:
(Reno-Sparks Convention) 6.40%, 7/1/2029
(Insured; FSA) (Prerefunded 1/1/2010)	8,000,000	[b]	9,247,440
Water Facility Revenue (Sierra Pacific Power Co.)
5%, 3/1/2036	5,000,000		5,083,900
New Hampshire—3.6%
New Hampshire Business Finance Authority, PCR
(Public Service Co.):
6%, Series D 5/1/2021 (Insured; MBIA)	2,690,000		2,957,709
6%, Series E 5/1/2021 (Insured; MBIA)	6,000,000		6,597,120
New Hampshire Industrial Development Authority, PCR
(Connecticut Light) 5.90%, 11/1/2016	5,400,000		5,544,612
New Jersey—5.0%
New Jersey Economic Development Authority
Special Facilities Revenue (Continental Airlines, Inc.):
6.25%, 9/15/2019	3,620,000		2,971,187
6.25%, 9/15/2029	2,500,000		1,925,000
7.20%, 11/15/2030	7,000,000		5,872,230
Tobacco Settlement Financing Corporation
7%, 6/1/2041	10,095,000		10,266,009
New Mexico—1.0%
New Mexico Finance Authority
Transportation Revenue
5.25%, 6/15/2020 (Insured; MBIA)	4,000,000		4,332,240
New York—4.6%
New York City 5.75%, 8/1/2014	5,000,000		5,575,500
New York City Transitional Finance Authority, Revenue
(Future Tax Secured) 5.375%, 11/15/2021	5,000,000		5,398,400

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Dormitory Authority, Revenue:
City University Systems
(Consolidated 4th General) 5.50%, 7/1/2017	3,060,000	3,296,722
Judicial Facility Lease
(Suffolk County) 9.50%, 4/15/2014	605,000	857,763
(Marymount Manhattan College) 6.25%, 7/1/2029	4,000,000	4,334,280
North Carolina—.7%
North Carolina Eastern Municipal Power Agency,
Power Systems Revenue 6.70%, 1/1/2019	2,500,000	2,794,050
Ohio—6.3%
Cuyahoga County, HR (Metrohealth Systems)
6.15%, 2/15/2029	10,000,000	10,414,200
Cuyahoga County Hospital Facilities, Revenue
(UHHS/CSAHS Cuyahoga Inc. &
CSAHS/UHHS Canton Inc.) 7.50%, 1/1/2030	3,500,000	3,865,470
Mahoning County Hospital Facilities, Revenue
(Forum Health Obligation Group)
6%, 11/15/2032	4,000,000	4,222,640
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating Co.)
6.10%, 8/1/2020	2,400,000	2,521,872
Ohio Housing Finance Agency, Mortgage Revenue
10.20%, 3/1/2029 (Collateralized; GNMA)	1,465,000 [d,e]	1,593,363
Ohio Water Development Authority, PCR
(Cleveland Electric) 6.10%, 8/1/2020	4,000,000	4,203,120
Oklahoma—4.1%
Oklahoma Development Finance Authority, Revenue
(St. John Health System) 6%, 2/15/2029	9,000,000	9,681,930
Oklahoma Industries Authority, Health System
Revenue (Obligation Group)
5.75%, 8/15/2029 (Insured; MBIA)	5,000,000	5,428,100
Tulsa Municipal Airport Trust Revenue
(American Airlines Project)
5.65%, 12/1/2035	2,550,000	2,391,517
Oregon—1.4%
Umatilla County Hospital Facility Authority, Revenue
(Catholic Health Initiatives) 5.50%, 3/1/2022	2,395,000	2,536,305

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Oregon (continued)
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration) 7.40%, 1/1/2016	3,250,000		3,304,113
Pennsylvania—1.3%
Allegheny County Port Authority, Special Transportation
Revenue 6.125%, 3/1/2029
(Insured; MBIA) (Prerefunded 3/1/2009)	4,750,000	[b]	5,413,243
Pennsylvania Housing Finance Agency,
Multi-Family Development Revenue
8.25%, 12/15/2019	265,000		265,620
Rhode Island—1.6%
Rhode Island Health & Educational Building
Corporation Higher Educational Facilities
(University of Rhode Island)
5.875%, 9/15/2029 (Insured; MBIA)	5,910,000		6,568,433
South Carolina—6.5%
Berkeley County School District
Installment Purchase Revenue
(Securing Assets For Education)
5%, 12/1/2028	1,860,000		1,845,864
Greenville County School District
Installment Purchase Revenue
(Residuals-Series 982) 10.898%, 12/1/2028	5,000,000	[d,e]	5,505,900
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	7,000,000		7,493,430
Richland County, Environmental Improvement Revenue
(International Paper Company) 6.10%, 4/1/2023	6,500,000		6,885,905
South Carolina Medical Facilities, Hospital Facilities
Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)	5,000,000	[b]	5,692,100
Tennessee—4.3%
Johnson City Health and Educational Facilities Board, HR
(1st Mortgage-Mountain State Health):
7.50%, 7/1/2025	2,000,000		2,371,120
7.50%, 7/1/2033	4,875,000		5,726,663
Memphis Center City Revenue Finance Corp.
Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	6,000,000		6,017,040
Tennessee Housing Development Agency
(Homeownership Program):
6%, 1/1/2028	2,625,000		2,664,585
6.40%, 7/1/2031	1,440,000		1,492,862

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas—22.9%
Alliance Airport Authority, Special Facilities Revenue
(American Airlines Incorporated Project)
7.50%, 12/1/2029	2,000,000	1,463,600
Austin Airport System Revenue
5.25%, 11/15/2017 (Insured; MBIA)	2,500,000	2,691,350
Dallas Fort Worth International Airport, Revenue
5.50%, 11/1/2021 (Insured; FSA)	7,000,000	7,480,130
Gregg County Health Facilities Development
Corp., HR (Good Shepherd Medical Center)
6.375%, 10/1/2025	2,500,000	2,834,100
Harris County Health Facilities Development
Corp., HR (Memorial Hermann Healthcare)
6.375%, 6/1/2029	7,000,000	7,661,010
Harris County-Houston Sports Authority
Revenue (Third Lien-A-3)
Zero Coupon, 11/15/2031 (Insured; MBIA)	9,685,000	2,103,678
Katy Independent School District
6.125%, 2/15/2032	11,360,000	12,535,533
Sabine River Authority, PCR (TXU Electric):
6.45%, 6/1/2021	4,900,000	5,262,012
5.50%, 5/1/2022	5,490,000	5,909,381
Springhill Courtland Heights Public
Facility Corp. MFHR 5.85%, 12/1/2028	6,030,000	6,149,876
Texas:
(Veterans ) 6%, 12/1/2030	3,935,000	4,188,021
(Veterans Housing Assistance Program)
6.10%, 6/1/2031	8,510,000	9,005,793
Texas Department of Housing and Community Affairs:
Collateralized Home Mortgage Revenue
11.741%, 7/2/2024	2,500,000 [d]	2,533,475
Residential Mortgage Revenue
5.35%, 7/1/2033	5,735,000	5,792,751
Texas Turnpike Authority,
Central Texas Turnpike System Revenue
5.25%, 5/15/2042 (Insured; AMBAC)	6,875,000	7,051,825
Tomball Hospital Authority, Revenue:
6.125%, 7/1/2023	3,680,000	3,681,325
(Tomball Regional Hospital) 6%, 7/1/2025	4,650,000	4,662,230
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health)
6.75%, 11/1/2025	5,850,000	5,861,408

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Utah—.9%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	4,122,000	4,006,089
Virginia—5.2%
Henrico County Economic Development Authority,
Revenue (Bon Secours Health System)
5.60%, 11/15/2030 (Insured; FSA)	3,140,000	3,260,482
Henrico County Industrial Development Authority,
Revenue (Bon Secours Health System)
9.850%, 8/23/2027	7,500,000 [d]	9,794,625
Virginia Housing Development Authority,
Rental Housing 6.20%, 8/1/2024	8,520,000	9,041,509
Washington—3.4%
Energy Northwest, Revenue
(Wind Project) 6%, 7/1/2023	3,670,000	3,919,120
Washington Higher Education Facilities Authority,
Revenue (Whitman College) 5.875%, 10/1/2029	10,000,000	10,582,000
Wisconsin—4.8%
Badger Tobacco Asset Securitization Corp.
Tobacco Settlement Revenue:
7%, 6/1/2028	14,370,000	14,637,857
Wisconsin Health and Educational Facilities
Authority, Revenue (Aurora Health Care)
6.40%, 4/15/2033	5,500,000	5,842,210
Wyoming—3.6%
Sweetwater County, SWDR (FMC Corp.):
7%, 6/1/2024	2,140,000	2,178,884
6.90%, 9/1/2024	2,465,000	2,500,866
Wyoming Student Loan Corp.,
Student Loan Revenue:
6.20%, 6/1/2024	5,000,000	5,376,800
6.25%, 6/1/2029	5,000,000	5,329,300

Total Investments (cost $579,644,525)	141.7%	600,095,536
Cash and Receivables (Net)	2.2%	9,460,457
Preferred Stock, at redemption value	(43.9%)	(186,000,000)
Net Assets	100.0%	423,555,993

14

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDR	Industrial Development Revenue
EDR	Economic Development Revenue	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance		Insurance Corporation
	Company	MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage Association	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	SWDR	Solid Waste Disposal Revenue
Association

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	33.2
AA		Aa		AA	17.0
A		A		A	18.9
BBB		Baa		BBB	17.3
BB		Ba		BB	4.6
B		B		B	2.2
CCC		Caa		CCC	.2
Not Rated [f]		Not Rated [f]		Not Rated [f]	6.6
					100.0

†	Based on total investments.
[a]	Non-income producing security, interest payments in default.
[b]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Non-income producing.
[d]	Inverse floater security—the interest rate is subject to change periodically.
[e]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Directors.At November 30, 2004, these securities amounted to $9,588,920 or 2.3% of net assets applicable to common shareholders.
[f]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	579,644,525	600,095,536
Interest receivable		10,620,154
Prepaid expenses		68,939
		610,784,629

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		325,721
Cash overdraft due to Custodian		597,947
Dividends payable to Preferred shareholders		100,300
Commissions payable		38,520
Accrued expenses and other liabilities		166,148
		1,228,636

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		423,555,993

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,181,284 shares issued and outstanding)		48,181
Paid-in capital		435,695,705
Accumulated undistributed investment income—net		2,995,416
Accumulated net realized gain (loss) on investments		(35,634,320)
Accumulated net unrealized appreciation
(depreciation) on investments		20,451,011

Net Assets applicable to Common Shareholders ($)		423,555,993

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,181,284

Net Asset Value per share of Common Stock ($)		8.79

See notes to financial statements.

16

STATEMENT OF OPERATIONS Year Ended November 30, 2004
Investment Income ($):
Interest Income	34,854,700
Expenses:
Investment advisory fee—Note 3(a)	3,052,575
Administration fee—Note 3(a)	1,526,288
Commission fees—Note 1	491,368
Shareholders' reports	91,795
Directors' fees and expenses—Note 3(b)	55,929
Professional fees	45,909
Shareholder servicing costs	42,599
Registration fees	24,761
Custodian fees	4,308
Miscellaneous	33,511
Total Expenses	5,369,043
Less—reduction in investment advisory
fee due to undertaking—Note 3(a)	(50,111)
Net Expenses	5,318,932
Investment Income—Net	29,535,768

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,960,231)
Net unrealized appreciation (depreciation) on investments	7,950,648
Net Realized and Unrealized Gain (Loss) on Investments	(3,009,583)
Dividends on Preferred Stock	(2,461,855)
Net Increase in Net Assets Resulting from Operations	24,064,330

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2004	2003

Operations ($):
Investment income—net	29,535,768	30,921,419
Net realized gain (loss) on investments	(10,960,231)	(5,523,575)
Net unrealized appreciation
(depreciation) on investments	7,950,648	22,529,434
Dividends on Preferred Stock	(2,461,855)	(2,664,167)
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,064,330	45,263,111

Dividends to Common Shareholders from ($):
Investment income—net	(29,477,516)	(29,005,474)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	668,162	674,711
Total Increase (Decrease) in Net Assets	(4,745,024)	16,932,348

Net Assets ($):
Beginning of Period	428,301,017	411,368,669
End of Period	423,555,993	428,301,017
Undistributed investment income—net	2,995,416	5,467,776

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	73,952	75,996

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements, with respect to common stock and market price data for the fund's common shares.

		Year Ended November 30,

	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	8.90	8.56	8.75	8.60	8.56
Investment Operations:
Investment income—net	.61[b]	.64[b]	.70[b]	.72	.70
Net realized and unrealized
gain (loss) on investments	(.06)	.36	(.26)	.11	.06
Dividends on Preferred Stock
from net investment income—net	(.05)	(.06)	(.07)	(.12)	(.16)
Total from Investment Operations	.50	.94	.37	.71	.60
Distributions to Common Shareholders:
Dividends from investment income—net	(.61)	(.60)	(.56)	(.56)	(.56)
Capital Stock transactions—net
effect of Preferred Stock Offering	—	—	—	—	(.00)[c]
Net asset value, end of period	8.79	8.90	8.56	8.75	8.60
Market value, end of period	8.41	8.81	7.88	8.45	8 1/8

Total Return (%) [d]	2.48	19.89	(.36)	10.72	13.30

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

	2004	2003	2002 [a]	2001	2000

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [e,f]	1.26	1.28	1.28	1.27	1.34
Ratio of net expenses
to average net assets
applicable to Common Stock [e,f]	1.25	1.28	1.28	1.27	1.34
Ratio of net investment income
to average net assets
applicable to Common Stock [e,f]	6.96	7.35	8.10	8.10	8.25
Portfolio Turnover Rate	39.94	77.92	44.71	13.36	27.58
Asset coverage of Preferred
Stock, end of period	328	330	321	326	321

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	423,556	428,301	411,369	420,009	411,081
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shareholders from 8.08% to 8.10%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Calculated based on market value.
[e]	Does not reflect the effect of dividends to Preferred Stock shareholders.
[f]	The ratio of total expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were .88% and 4.84%, respectively, for the year ended
November 30, 2004, .86% and 5.10%, respectively, for the year ended November 30, 2003, .89% and
5.61%, respectively, for the year ended November 30, 2002, .89% and 5.64%, respectively, for the year ended
November 30, 2001 and .92% and 5.64%, respectively, for the year ended November 30, 2000.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon Financial. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent.The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares each of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock ("Common Share-holder(s)"): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 30, 2004, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on December 28, 2004 to Common Shareholders of record as of the close of business on December 14, 2004.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset annually for Series A and every 7 days for Series B and Series C. The dividend rates in effect at November 30, 2004 were as follows: Series A-1.55%, Series B-1.70% and Series C-1.70% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $3,286,419, accumulated capital losses $35,634,320 and unrealized appreciation $20,606,739.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2004. If not applied, $3,964,163 of the carryover expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011 and $10,957,023 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2004 and November 30, 2003, were as follows: tax exempt income $31,939,371 and $31,669,641, respectively.

During the period ended November 30, 2004, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $68,757, increased net realized gain (loss) on investments by $3,208 and increased paid-in capital by $65,549. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2004, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the fund's average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

For the period from November 1, 2004 through October 31, 2005, Dreyfus has agreed to waive receipt of a portion of the fund's investment advisory fee, in the amount of .10 of 1% of the value of the fund's average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $50,111 during the period ended November 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $250,555 and administration fees $125,277, which are offset against an expense reimbursement currently in effect in the amount of $50,111.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2004, amounted to $239,591,678 and $239,234,340, respectively.

At November 30, 2004, the cost of investments for federal income tax purposes was $579,488,797; accordingly, accumulated net unrealized appreciation on investments was $20,606,739, consisting of $30,755,508 gross unrealized appreciation and $10,148,769 gross unrealized depreciation.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 7, 2005

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2004 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gain distributions paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder's name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-

The Fund 29

ADDITIONAL INFORMATION (Unaudited) (continued)

certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days'written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended November 30, 2004, shareholders approved changes in the fund's fundamental investment policies to permit the fund to engage in swap transactions and to permit the fund to invest in other investment companies. Otherwise, during the period, there were: (i) no material changes in the fund's investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund's portfolio.

The Fund 31

PROXY RESULTS ( U n a u d i t e d )

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together a single class (except as noted below) on a proposal presented at the annual shareholders' meeting held on May 14, 2004 as follows:

		Shares

	For		Authority Withheld

To elect two Class II Directors: †
Ehud Houminer	42,816,970		709,251
Robin A. Pringle ††	7,402		1

†	The terms of these Class II Directors expire in 2007.
††	Elected solely by APS holders. Common shareholders were not entitled to vote.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995) Current term expires in 2006
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke	(68)
Board Member	(1994) Current term expires in 2005
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution	Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (69)
Board Member	(1988) Current term expires in 2006
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S.and James L.Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (64)
Board Member	(1994) Current term expires in 2007
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (64)
Board Member (1987) Current term expires in 2006
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (1987) Current term expires in 2005
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group,
a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of: Mezzacappa Long/Short Fund LLC Mezzacappa Multi-
Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (40)
Board Member (1995) Current term expires in 2007
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67)
Board Member (1987) Current term expires in 2005
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue,
NewYork, NY 10166.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

A. PAUL DISDIER, Executive Vice President since March 2000.

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since February 1988.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 36 investment companies (comprised of 45 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since February 1991.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of Dreyfus, and an officer of 26 investment companies (comprised of 55 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue New York, NY 10166
Directors	Portfolio Managers (continued)

Joseph S. DiMartino	Colleen A. Meehan
David W. Burke	W. Michael Petty
William Hodding Carter, III	Scott Sprauer
Ehud Houminer	James Welch
Richard C. Leone	Monica S.Wieboldt
Hans C. Mautner	Bill Vasiliou
Robin A. Pringle †
John E. Zuccotti †	Investment Adviser
† Auction Preferred Stock Directors	and Administrator

Officers	The Dreyfus Corporation

President	Custodian
Stephen E. Canter
Boston Safe Deposit and Trust Company
Executive Vice Presidents
Stephen R. Byers	Counsel
A. Paul Disdier
Stroock & Stroock & Lavan LLP
Vice President
Mark N. Jacobs	Transfer Agent,
Secretary	Dividend-Paying Agent,
John B. Hammalian	Registrar and Disbursing Agent
Assistant Secretaries
PFPC Global Fund Services
Steven F. Newman
Michael A. Rosenberg	(Common Stock)
Deutsche Bank Trust Company Americas
Treasurer
James Windels	(Auction Preferred Stock)
Assistant Treasurers	Auction Agent
Gregory S. Gruber
Kenneth J. Sandgren	Deutsche Bank Trust Company Americas
(Auction Preferred Stock)
Chief Compliance Officer
Joseph W. Connolly	Stock Exchange Listing
Portfolio Managers	NYSE Symbol: DSM

Joseph P. Darcy	Initial SEC Effective Date
A. Paul Disdier
Douglas J. Gaylor	11/22/89
Joseph A. Irace

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday;Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds" every Monday; New York Times, Business section under the heading "Closed-End Bond Funds—Municipal Bond Funds" every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

For More Information

Dreyfus Strategic Municipal	Transfer Agent,
Bond Fund, Inc.	Dividend-Paying Agent,
200 Park Avenue	Registrar and Disbursing Agent
New York, NY 10166	PFPC Global Fund Services
Manager	(Common Stock)
101 Federal Street
The Dreyfus Corporation
Boston, MA 02110
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit and Trust
Company
One Boston Place
Boston, MA 02108

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0852AR1104

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 30,200 in 2003 and $ 31,710 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 12,500 in 2003 and 20, 500 $ in 2004. These services consisted of advisory services as to the accounting or disclosure treatment or Registrant transactions or events.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 125,000 in 2003 and $ 178,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ 1,704 in 2003 and $ 2,674 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies [CUSTOMIZE SERVICE LIST FOR FUND].]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $ 0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $------- in 2003 and $---------in 2004.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $---------in 2003 and $--------- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 292,712 in 2003 and $ 653,655 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: David W. Burke, Hodding Carter III, Joseph S. DiMartino, Ehud Houminer, Richard Leone, Hans Mautner, Robin Pringle and John E. Zuccotti.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	February 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	February 2, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	February 2, 2005

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]